                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Golden West Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

[LOGO OF GOLDEN WEST FINANCIAL CORPORATION]

                1901 HARRISON STREET, OAKLAND, CALIFORNIA 94612

                                                                 March 15, 2002

Dear Stockholder:

   The Annual Meeting of Stockholders of Golden West Financial Corporation will be held April 30, 2002, commencing at 11:00 a.m. Pacific Time on the fourth floor of the Company's headquarters located at 1901 Harrison Street, Oakland, California. The management and Directors of Golden West Financial Corporation look forward to meeting with you at that time.

   Attached to this letter is the formal notice of meeting and proxy statement. We urge you to complete and return the enclosed proxy immediately. A prepaid return envelope is provided for that purpose. If you attend the meeting, you may withdraw your previously mailed proxy and vote at the meeting.

   Sincerely yours,

                /s/ HERBERT M. SANDLER     /s/ MARION O. SANDLER
         HERBERT M. SANDLER                MARION O. SANDLER
         Chairman of the Board and         Chairman of the Board and
         Chief Executive Officer           Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                       GOLDEN WEST FINANCIAL CORPORATION

   The Annual Meeting of Stockholders of Golden West Financial Corporation (the "Company") will be held on the fourth floor of the Company's headquarters located at 1901 Harrison Street, Oakland, California on Tuesday, April 30, 2002, commencing at 11:00 a.m. Pacific Time, for the following purposes:

   (1) To elect three members of the Board of Directors to hold office for three-year terms and until their successors are duly elected and qualified;

   (2) To ratify the selection of independent auditors;

   (3) To approve the amended and restated Golden West Financial Corporation Incentive Bonus Plan; and

   (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The close of business on March 4, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment or postponement thereof. A list of such stockholders will be available at the time and place of the meeting and, during ten days prior to the meeting, at the office of the Secretary of Golden West Financial Corporation, 1901 Harrison Street, Oakland, California.

                                          By order of the Board of Directors

                                          /s/ MICHAEL ROSTER
                                          MICHAEL ROSTER
                                          Executive Vice President and Secretary

March 15, 2002

IMPORTANT: We want to assure that you are represented at the meeting. Please complete, date, sign, and mail the enclosed proxy promptly in the return envelope, which we have provided.

                                PROXY STATEMENT

   The enclosed proxy is solicited on behalf of the Board of Directors of Golden West Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders on April 30, 2002 ("Annual Meeting") for the purposes set forth in the foregoing notice. Any stockholder may revoke his or her proxy at any time prior to exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date, or upon request if such stockholder is present at the meeting and chooses to vote in person.

   The expense of soliciting proxies will be paid by the Company. Proxies may be solicited by regular employees of the Company either in person or by telephone or other electronic media, and the Company will upon request reimburse persons holding shares in their names, or in the names of their nominees, but not owning the shares beneficially for reasonable expenses of forwarding proxy materials to their principals.

   The principal executive offices of the Company are located at 1901 Harrison Street, Oakland, California 94612. This proxy statement and the enclosed proxy are being sent or given to stockholders commencing March 15, 2002.

                               VOTING SECURITIES

   Only stockholders of record on the books of the Company at the close of business on March 4, 2002 ("Record Date") will be entitled to vote at the Annual Meeting. On the Record Date there were outstanding 155,290,437 shares of Common Stock of the Company, $.10 par value. Stockholders are entitled to one vote for each share held, except that in the election of Directors each stockholder has cumulative voting rights and is entitled to as many votes as equal the number of shares held by such stockholder multiplied by the number of Directors to be elected (three), which votes may be cast for a single candidate or distributed among any or all candidates as such stockholder sees fit. The three candidates for Director receiving the highest number of votes shall be elected. Consistent with Delaware law, abstentions and broker non-votes will not be counted, except that shares owned by stockholders submitting signed proxies will be counted for the purpose of determining whether a quorum of stockholders is present at the Annual Meeting.

                             ELECTION OF DIRECTORS

   Pursuant to Article Seventh of the Company's Certificate of Incorporation, the Board of Directors is divided into three classes. Each class of Directors consists of three Directors. The third class of Directors is being elected at the 2002 Annual Meeting and will serve until the 2005 Annual Meeting. The first class of Directors will serve until the 2003 Annual Meeting and the second class of Directors will serve until the 2004 Annual Meeting.

   Three Directors are to be elected at the 2002 Annual Meeting. Louis J. Galen, Antonia Hernandez, and Bernard A. Osher are nominees for Directors. All three nominees were elected Directors by a vote of the stockholders at the 1999 Annual Meeting.

   In the absence of instructions to the contrary, shares represented by the enclosed proxy will be voted FOR the election of the above nominees to the Board of Directors. If any of these nominees is unable or unwilling to be nominated for the office of Director at the date of the Annual Meeting, or any adjournment or postponement thereof, the proxy holders will vote for such substitute nominees as the Company's Board of Directors may propose. Management of the Company has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a Director. Notwithstanding the foregoing, if one or more persons other than those named above are nominated as candidates for the office of Director, the proxy holders may cumulate votes and the enclosed proxy may be voted in favor of any one or more of the nominees named above, to the exclusion of others, and in such order of preference as the proxy holders may determine in their discretion.

         Set forth below is certain information concerning the nominees and the members of the Board of Directors who will continue in office after the 2002 Annual Meeting:

                                                                                                Common Stock
                                                                                          Beneficially Owned as of
                                                                                           February 28, 2002 (1)
                                                                                          -----------------------
                                                                            Served as
       Continuing Directors and        Business Experience During Past Five Director       Number of      Percent
Nominees for Director (Director Class)     Years and Other Information        Since   Age   Shares        of Class
-------------------------------------- ------------------------------------ --------- --- ----------      --------
   Maryellen Cattani Herringer (I)     Attorney-at-Law; Retired               1996    58        6,000         --
                                       Executive Vice President and
                                       General Counsel of APL
                                       Limited(2)

   Louis J. Galen (III)                Retired (since 1982) Company           1959    76    3,444,144(3)     2.2%
                                       Officer; Private Investor

   Antonia Hernandez (III)             President and General Counsel of       1995    54        3,660         --
                                       The Mexican American Legal
                                       Defense and Educational Fund

   Patricia A. King (II)               Professor of Law, Georgetown           1994    59          450         --
                                       University; Adjunct Professor,
                                       School of Hygiene and Public
                                       Health, Johns Hopkins University

   Bernard A. Osher (III)              Private Investor                       1970    74    7,060,250        4.5%

   Kenneth T. Rosen (I)                Professor of Business                  1984    53        9,000         --
                                       Administration, Haas School of
                                       Business; Chairman of the Fisher
                                       Center for Real Estate and Urban
                                       Economics, University of
                                       California, Berkeley

   Herbert M. Sandler (I)(4)           Chairman of the Board and Chief        1963    70   15,709,122(5)    10.0%
                                       Executive Officer of the
                                       Company and World Savings
                                       Bank, FSB

   Marion O. Sandler (II)(4)           Chairman of the Board and Chief        1963    71   16,770,842(5)    10.7%
                                       Executive Officer of the
                                       Company and World Savings
                                       Bank, FSB

   Leslie Tang Schilling (II)          President of L.T.D.D., Inc.;           1996    47        3,005         --
                                       Chairperson of Union Square
                                       Investment Company (6)

All Directors and officers as a group (14 persons)                                         29,278,461(7)    18.7%

_______________
(1) Held directly with sole voting and investment powers unless otherwise noted, subject to community property laws where applicable.

(2) Maryellen Cattani Herringer is a member of the Board of Directors of ABM Industries Incorporated.

(3) Includes for Louis J. Galen 3,143,544 shares held in trust by Mr. Galen with sole voting and investment powers and 88,500 shares with shared voting and investment powers held in a charitable trust for which Mr. Galen is trustee.

(4) Member of the Executive Committee.

(5) Because Herbert M. Sandler and Marion O. Sandler hold most of their Company stock with shared voting and investment powers, they are deemed by Securities and Exchange Commission rules to each beneficially own separately these same shares. Accordingly, the share numbers listed in this column for Herbert M. Sandler and for Marion O. Sandler each include the same block of shares, as follows: 14,681,798 shares with shared voting and investment powers held jointly by Mr. and Mrs. Sandler as co-trustees and 489,624 shares with shared voting and investment powers held in trusts for the benefit of Mr. and Mrs. Sandler's descendants with Mr. and Mrs. Sandler as co-trustees. Mr. Sandler also is the beneficial owner of 2,700 shares with voting and investment powers held by him as trustee for the benefit of his sister-in-law, 7,500 shares held by Mr. Sandler, and 527,500 shares which Mr. Sandler may acquire upon exercise of employee stock options exercisable as of February 28, 2002, or within 60 days thereafter. Mrs. Sandler also is the beneficial owner of 90,180 shares with voting and investment powers held by her as trustee for the benefit of herself and her descendants, 1,069,740 shares with voting and investment powers held by her as trustee in trusts for the benefit of Mr. and Mrs. Sandler's descendants, 17,000 shares held by Mrs. Sandler, and 422,500 shares which Mrs. Sandler may acquire upon exercise of employee stock options exercisable as of February 28, 2002, or within 60 days thereafter. Without counting the same shares twice, Mr. and Mrs. Sandler control or have the right to acquire an aggregate of 17,308,542 shares, representing 11.0% of the Company's stock.

(6) Leslie Tang Schilling is a member of the Board of Directors of Tristate Holdings, Ltd.

(7) Includes 17,568,187 shares as to which officers and Directors share with others voting and/or investment powers. Also includes 1,419,100 shares which certain officers may acquire upon the exercise of employee stock options exercisable as of February 28, 2002, or within 60 days thereafter.

   The continuing Directors and nominees for election as Directors have had the principal occupations or employments set forth in the foregoing table for at least the past five years, except for: Maryellen Cattani Herringer, who was Executive Vice President, General Counsel and Secretary of APL, Ltd., a shipping company, until December 1997; and Bernard A. Osher, who until October 1999 was Chairman of Butterfield and Butterfield, Auctioneers.

   Herbert M. Sandler and Marion O. Sandler are husband and wife. Bernard A. Osher is the brother of Mrs. Sandler. Mr. Sandler, Mrs. Sandler, and Mr. Osher may be deemed to be "control" persons of the Company, within the meaning of the General Rules and Regulations adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The business address for Mr. and Mrs. Sandler is 1901 Harrison Street, Oakland, California 94612. The business address for Mr. Osher is 909 Montgomery Street, Suite 300, San Francisco, California 94133.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

   During 2001, the Company's Board of Directors held four meetings. The Board of Directors has standing Nominating, Audit, Compensation and Stock Option committees. The members of the Nominating Committee in 2001 were Maryellen Cattani Herringer, Louis J. Galen and Antonia Hernandez. The Nominating Committee's principal function is to identify and propose to the Board of Directors qualified individuals as potential candidates for the position of Director. The Nominating Committee does not consider recommendations from stockholders for nominations for Director. The Nominating Committee did not meet during 2001.

   The members of the Audit Committee in 2001 were Kenneth T. Rosen, Maryellen Cattani Herringer, and Louis J. Galen. The Audit Committee members are independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors. The principal function of the Audit Committee is to assist the Board of Directors in overseeing the corporate financial reporting process and the internal and external audits of the Company. The Audit Committee held four meetings of its members during 2001. The report of the Audit Committee with respect to the year 2001 begins on page 4 herein.

   Executive compensation and stock options are determined by the Compensation Committee, which also serves as the Stock Option Committee. The members of the Compensation and Stock Option Committees in 2001 were Patricia A. King, Kenneth
T. Rosen and Leslie Tang Schilling. The Compensation Committee met twice during 2001, and met once as the Stock Option Committee during 2001. The report of the Compensation Committee with respect to the year 2001 begins on page 4 below.

Compensation of Directors

   An annual retainer of $22,000, paid monthly, and a fee of $4,000 for each Board of Directors meeting attended is paid to Directors who are not employees of the Company. In addition, the Chair of the Audit Committee receives a fee of $1,500 per Audit Committee meeting attended and each of the other members of the Audit Committee receives a fee of $1,250 for each Audit Committee meeting attended.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

   In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. In addition, the Audit Committee has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Kenneth T. Rosen, Chair
Maryellen Cattani Herringer
Louis J. Galen

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

   The Compensation Committee's primary functions are to review, and to recommend for review by the Board of Directors, the salaries and other compensation of the Company's Chief Executive Officers, President and Senior Executive Vice President (the "Senior Executive Officers"), and to administer the Company's Incentive Bonus Plan (the "Incentive Plan"). The Compensation Committee also serves as the Company's Stock Option Committee, and in that capacity approves the grants of stock options pursuant to the Company's Stock Option Plan, including grants of stock options to executive officers of the Company.

   During 2001, the Committee met to (a) review and recommend to the Board of Directors the salaries of the Company's Chief Executive Officers for 2001 and
(b) determine the incentive awards payable to the Chief Executive Officers under the terms of the Incentive Plan for the Company's 2000 performance. Incentive awards payable under the Incentive Plan are tied to specific Company performance criteria. The Committee also met to (i) set performance criteria under the Incentive Plan for 2001 and (ii) recommend to the Board of Directors the salaries, for the period from May 1, 2001 through April 30, 2002, for the Company's President and Senior Executive Vice President. In January 2002, the Committee met to (a) certify the Company's 2001 performance under the Incentive Plan, (b) determine the amount of incentive awards payable to the Chief Executive Officers for 2001, (c) set performance criteria under the Incentive Plan for 2002, and (d) review the Incentive Plan and amend certain of its provisions (the Incentive Plan, as amended and restated effective as of January 1, 2002, is being submitted to the stockholders for their approval at the Annual Meeting).

   The cash compensation of the Company's other executive officers was determined through normal annual reviews by their respective managers, who included one or more of the Senior Executive Officers. The compensation of each executive officer was determined in his or her annual review according to the officer's individual performance in his or her area of responsibility and the relevant manager's assessment of the officer's contribution to the performance of the Company.

Compensation Goals and Criteria

   The Committee's goals were to provide compensation that (a) reflects both the Company's and the executives' performance, (b) compares reasonably with compensation in the relevant market, and (c) attracts and retains high quality executives. In evaluating compensation for the Senior Executive Officers, the Committee compared the Company's performance, according to the criteria set forth below, to the performance of a peer group, and the compensation of the Company's Senior Executive Officers to the compensation of executives in the peer group. The Committee selected a peer group consisting of the top performing regional bank holding companies with between $35 billion and $80 billion in assets as of December 31, 2000 and a primary bank operating subsidiary with a rating from Moody's of A1 or better and from Standard and Poor's of A+ or better (Bank of New York Company, Inc., Fifth Third Bancorp, Mellon Financial Corp., Northern Trust Corp., Regions Financial Corp., and Wachovia Corp.), and the nation's largest savings and loan holding company (Washington Mutual, Inc.).

   The criteria according to which the Committee compared the performance of the Company to the peers included the following: total assets, year-end stock prices, net earnings, fully diluted net income per share, return on average assets, return on average equity, capital levels, the ratio of non-performing assets ("NPAs") and troubled debt restructured ("TDRs") to period-end loans, the ratio of net charge-offs to average loans and leases, loan loss coverage, the ratio of general and administrative expenses ("G&A") to interest income and other income, the ratio of non-interest expenses to pretax earnings, and the ratio of pretax earnings to net interest income and non-interest income.

   Additional factors considered by the Committee in evaluating compensation included: compliance with long-term plans and budgets, attainment of positive regulatory examination ratings by the Company and its operating subsidiaries, World Savings Bank, FSB and World Savings Bank, FSB (Texas), attainment of regulatory capital standards by the operating subsidiaries, strategic accomplishments of the Company, and the general assessment of the executives by peers, equity analysts, and others.

   With respect to total compensation, the Committee considered annual compensation of the Company's Senior Executive Officers relative to executives in the peer group for the period 1998 through 2000, including (i) salary, bonuses and other forms of cash compensation and (ii) equity-based compensation, including restricted stock and stock options. The Committee concluded that while exact comparisons could not be made, the compensation of the Company's Senior Executive Officers was reasonable in light of the Company's performance and the compensation of peer group executives.

Tax Deductibility of Executive Compensation

   Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company's two Chief Executive Officers and to each of the other three most highly compensated executive officers. The Company generally may deduct compensation paid to an executive officer only to the extent that any such compensation in excess of $1 million during the relevant fiscal year is based on the attainment of performance goals determined by a compensation committee of the board of directors. The Company's Incentive Plan is designed to assure that certain cash compensation is "performance-based" and therefore deductible. The Incentive Plan was approved at the 1997 Annual Meeting and an amended and restated version of the Incentive Plan is being submitted for approval at the 2002 Annual Meeting. Non-qualified stock options granted under the Company's Stock Option Plan qualify as "performance-based" under Section 162(m). Even without the provisions of
Section 162(m), however, incentive stock options granted under the Company's Stock Option Plan generally would not entitle the Company to a tax deduction.

2001 Compensation for the Chief Executive Officers

   The performance standards established by the Committee upon which the 2001 targets were based included Return on Average Assets, Return of Average Equity, Diluted Earnings Per Share, General and Administrative Expenses to Average Assets and Non-Performing Assets to Total Assets. In January 2002, the Committee met to certify the Company's 2001 performance under the Incentive Plan and to determine the amount of incentive awards payable to the Chief Executive Officers for 2001. At that time, the Committee also reviewed the salaries of the Company's Chief Executive Officers for 2002 and determined that continuation of the 2001 salaries was appropriate in light of the Company's performance and the existence of the Incentive Plan. With respect to the Incentive Plan, during the year ended December 31, 2001 (the "2001 Plan Year"), the Company's results exceeded substantially all of the performance standards, and the Company exceeded the aggregate performance target, previously established by the Committee. As a result of the Company's performance during the 2001 Plan Year, the Committee confirmed an award under the Incentive Plan to each Chief Executive Officer in the amount of $295,825.

Submitted by the Compensation Committee:

Patricia A. King, Chair
Kenneth T. Rosen
Leslie Tang Schilling

                             BENEFICIAL OWNERSHIP

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC").

   Based solely on the Company's review of such reports and written representations from certain persons that certain of such reports were not required to be filed by such persons, no officer, Director or person who owns more than 10% of a registered class of the Company's equity securities failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 2001.

Securities Ownership of Certain Beneficial Owners and Management

   The following table sets forth the beneficial ownership, as of the dates indicated, of each stockholder, in addition to Herbert M. Sandler, Marion O. Sandler and Bernard A. Osher, known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock. The table also sets forth the beneficial ownership, as of February 28, 2002, of each of the executive officers named in the Summary Compensation Table located elsewhere in this proxy statement who are not also Directors of the Company:

                                               Amount and Nature of Percent of
 Name and Address of Beneficial Owner          Beneficial Ownership   Class
 ------------------------------------          -------------------- ----------

 Dodge & Cox, Incorporated....................      12,596,954(1)      8.0%
 One Sansome Street, 35/th/ Floor
 San Francisco, CA 94104

 Davis Selected Advisors, L.P.................      12,093,410(2)      7.7%
 2949 East Elvira Road, Suite 101
 Tucson, AZ 85706

 Russell W. Kettell...........................       1,187,710(3)       .8%
 President, Chief Financial Officer, and
 Treasurer of the Company and Senior Executive
 Vice President and Chief Financial Officer of
 World Savings Bank, FSB
 1901 Harrison Street
 Oakland, CA 94612

 James T. Judd................................         100,000(3)       .1%
 Senior Executive Vice President
 of the Company and President and
 Chief Operating Officer of
 World Savings Bank, FSB
 1901 Harrison Street
 Oakland, CA 94612

 Michael Roster...............................          75,000(3)       --
 Executive Vice President, General Counsel
 and Secretary of the Company and
 World Savings Bank, FSB
 1901 Harrison Street
 Oakland, CA 94612

--------
(1) Includes 12,596,954 shares with sole disposition power, 11,825,379 with sole voting power and 129,400 with shared voting power, based upon SEC
    Schedule 13G dated February 7, 2002.

(2) Based upon SEC Schedule 13G dated February 14, 2002.

(3) Includes 273,700, 70,000, and 75,000 shares, which Russell W. Kettell, James T. Judd, and Michael Roster, respectively, may acquire upon exercise of employee stock options exercisable as of February 28, 2002 or within 60 days thereafter.

                            EXECUTIVE COMPENSATION

Compensation of Executive Officers

   The compensation paid to each of the two Chief Executive Officers and to the three most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries is set forth below:

                          SUMMARY COMPENSATION TABLE
             For the Years Ended December 31, 2001, 2000, and 1999

                                                                                           Long Term
                                                            Annual Compensation           Compensation
                                                      ------------------------------- --------------------
                                                                          All Other            All Other
                                                                         Compensation Options Compensation
Name and Principal Position                      Year Salary(A) Bonus(B)     (C)      (#)(D)      (E)
---------------------------                      ---- --------- -------- ------------ ------- ------------
HERBERT M. SANDLER.............................. 2001 $950,004  $295,825   $29,903     60,000    $5,250
  Chairman of the Board and Chief Executive      2000  950,004   236,500    23,067    120,000     5,250
 Officer of the Company and World Savings        1999  950,004   180,000    22,048     60,000     5,000
 Bank, FSB

MARION O. SANDLER............................... 2001  950,004   295,825    22,400     60,000     5,250
  Chairman of the Board and Chief Executive      2000  950,004   236,500    15,629    120,000     5,250
 Officer of the Company and World Savings        1999  950,004   180,000    16,737     60,000     5,000
 Bank, FSB

JAMES T. JUDD................................... 2001  756,274        --    26,815     60,000     5,250
  Senior Executive Vice President of the         2000  720,923        --    25,439    120,000     5,250
 Company and President and Chief Operating       1999  668,312        --    19,408     30,000     5,000
 Officer of World Savings Bank, FSB

RUSSELL W. KETTELL.............................. 2001  680,247        --    14,898     60,000     5,250
  President, Chief Financial Officer, and        2000  646,758        --    12,738    120,000     5,250
 Treasurer of the Company and Senior             1999  606,808        --    11,867     30,000     5,000
 Executive Vice President and Chief Financial
 Officer of World Savings Bank, FSB

MICHAEL ROSTER.................................. 2001  398,596        --        --      3,000     5,250
  Executive Vice President, General Counsel, and 2000  307,566        --       359     75,000     5,250
 Secretary of the Company and World Savings      1999       --        --        --         --        --
 Bank, FSB

--------
(A) Amounts shown include cash compensation earned by the executive officers.

(B) Amounts shown include cash compensation earned under the Company's Incentive Bonus Plan.

(C) Amounts are for cash reimbursement for income taxes on account of certain fringe benefits provided to such individuals.

(D) Options granted are under the Company's 1996 Stock Option Plan.

(E) Amounts are for Company contributions on behalf of each of these officers to the Company's 401(K) plan.

Indebtedness of Management

   The following table sets forth information relating to all loans outstanding to each individual who was a Director or executive officer of the Company during 2001:

                                                             Range of
                             Highest          Unpaid      Interest Rates
                          Indebtedness     Balance as of from Jan. 1, 2001
      Name             Since Dec. 31, 2000 Feb. 28, 2002 to Feb. 28, 2002
      ----             ------------------- ------------- -----------------
      Carl M. Andersen      $174,479                0      7.40 to 8.04%
                             272,391         $264,005      4.67 to 6.89%
      William C. Nunan       270,011          258,506      4.37 to 6.59%

   All of the above loans are secured by first deeds of trust on single-family residences. Carl M. Andersen and William C. Nunan are Group Senior Vice Presidents of the Company and of World Savings Bank, FSB.

Deferred and Retirement Compensation

   The Company has entered into deferred compensation agreements with certain of the key employees of the Company and its subsidiaries, as selected by the Office of the Chairman, including James T. Judd, Russell W. Kettell, and Michael Roster.

   The agreements provide for benefits payable in monthly installments over ten years upon retirement at age 65 or upon the death of the employee (paid to his beneficiary). The agreements contain vesting schedules that provide for full vesting by ages ranging from 58 to 65, depending upon the age of the employee at the time the agreement was executed. The vesting schedules provide that one-third of the benefits vest during the first half of the vesting period and two-thirds vest during the second half.

   The annual installments payable upon retirement at age 65 or death to Messrs. Judd, Kettell, and Roster are $400,000, $375,000, and $200,000, respectively. As of December 31, 2001, Messrs. Judd, Kettell, and Roster had accumulated vested benefits which would entitle them to annual installments payable, as described above, of $388,830, $364,761, and $24,975, respectively. During 2001, the following amounts under the agreements were vested for the accounts of Messrs. Judd, Kettell, and Roster, respectively: $333,300, $304,975, and $133,200. In addition, Mr. Judd has $400,000 in fully vested benefits remaining from a separate deferred compensation agreement that originally provided for an aggregate of 120 monthly installments of $8,333 each, to be paid to him at his election.

   The Company carries life insurance policies on the lives of these employees in amounts estimated to be sufficient to cover its obligations under the agreements. If assumptions as to mortality experiences, future policy dividends and other factors are realized, the Company will recover an amount equal to all retirement payments under the agreements, plus the premiums on the insurance contracts and the interest that could have been earned on the use of the retirement and premium payments.

Stock Options

   Information concerning individual grants of stock options made to the two Chief Executive Officers and to the three most highly compensated executive officers of the Company during the year ended December 31, 2001 is set forth below:

                              OPTION GRANTS TABLE

                Option Grants for Year Ended December 31, 2001

                              Individual Grants (A)
                   -------------------------------------------
                                                               Potential Realizable Value at
                                % of                              Assumed Annual Rates of
                           Total Options  Exercise             Stock Price Appreciation for
                   Options   Granted to    or Base                      Option Term
                   Granted   Employees      Price   Expiration -----------------------------
Name                 (#)   in Fiscal Year ($/Share)    Date          5%            10%
----               ------- -------------- --------- ----------   ----------     ----------

Herbert M. Sandler 60,000       6.4%       $47.15   11/2/2011  $1,779,000     $4,508,400

Marion O. Sandler. 60,000       6.4%        47.15   11/2/2011   1,779,000      4,508,400

James T. Judd..... 60,000       6.4%        47.15   11/2/2011   1,779,000      4,508,400

Russell W. Kettell 60,000       6.4%        47.15   11/2/2011   1,779,000      4,508,400

Michael Roster....  3,000       0.3%        47.15   11/2/2011      88,950        225,420

--------
(A) All options were granted with a per share exercise price equal to the fair market value of a share of Company Common Stock on the date of grant. The options become exercisable on the second anniversary of the grant date. The Company did not grant any stock appreciation rights.

   Information concerning exercises of stock options by these individuals during the year ended December 31, 2001, and certain information concerning unexercised stock options is set forth below:

                   OPTION EXERCISES AND YEAREND VALUE TABLE

     Aggregated Option Exercises for the Year Ended December 31, 2001 and
                    December 31, 2001 Yearend Option Values

                                                                        Value of Unexercised
                                             Unexercised Options at    In-the-Money Options at
                      Shares                  December 31, 2001 (#)     December 31, 2001(B)
                   Acquired on     Value    ------------------------- -------------------------
Name               Exercise (#) Realized(A) Exercisable Unexercisable Exercisable Unexercisable
----               ------------ ----------- ----------- ------------- ----------- -------------

Herbert M. Sandler    30,000    $1,230,400    487,500      180,000    $19,814,844  $4,065,000

Marion O. Sandler.   108,000     3,851,200    409,500      180,000     16,359,444   4,065,000

James T. Judd.....    97,500     4,481,209     60,000      180,000      1,760,500   4,065,000

Russell W. Kettell    23,400     1,072,174    233,700      180,000      9,303,847   4,065,000

Michael Roster....         0             0          0       78,000              0   2,250,450

--------
(A) Market value of underlying securities at exercise date less the option price.

(B) Market value of unexercised "in-the-money" options at year-end less the option price of such options.

Common Stock Performance Graph

   The graph below compares the yearly change in the Company's cumulative total stockholder return on its Common Stock for the five years ended December 31, 2001 with the cumulative total return, assuming reinvestment of dividends, of each of the Standard & Poor's 500 Stock Index and the Standard & Poor's 500 Banks Index. The returns of each component company of each index have been weighted according to the stock market capitalization of the respective company. Cumulative total stockholder return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment and (B) the difference between the Company's share price at the beginning and the end of the measurement period by (ii) the share price at the beginning of the measurement period.

                  TOTAL SHAREHOLDER RETURN PERFORMANCE GRAPH

                                    [CHART]

        GOLDEN WEST FINANCIAL CORP      S&P 500 INDEX   S&P 500 BANKS INDEX
1996            100                         100              100
1997            155.58                      133.36           150.37
1998            146.95                      171.48           166.13
1999            162.05                      207.56           142.55
2000            328.25                      188.66           182.5
2001            287.51                      166.24           170.14

   Assumes $100 invested on December 31, 1996 in the stock of Golden West Financial Corporation, S&P 500 Index and the S&P 500 Banks Index (weighted by market capitalization). Total return assumes reinvestment of dividends.

                             APPROVAL OF AUDITORS

   The Board of Directors has appointed Deloitte & Touche LLP to serve as the Company's independent auditors for the year ending December 31, 2002, subject to stockholder approval at the Annual Meeting. If the stockholders do not vote in favor of the appointment of Deloitte & Touche LLP, the Board of Directors will consider the selection of other auditors.

   Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be available to respond to appropriate questions. They will be given the opportunity to make a statement, if they desire to do so.

   Deloitte & Touche LLP has served as the Company's independent auditors since 1963 and was selected by the Board of Directors to serve in 2001, which selection was ratified and approved by the stockholders of the Company on May 1, 2001. In order to be adopted, the proposal to approve the appointment of Deloitte & Touche LLP as auditors for the Company must be approved by the holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote FOR the appointment of Deloitte & Touche LLP to serve as the Company's independent auditors for the year ending December 31, 2002.

Audit Fees

   The Company's independent auditors, Deloitte & Touche LLP, were paid the following fees during the year ended December 31, 2001:

         Audit Fees.......................................... $571,515
         Financial Information Design and Implementation Fees        0
         All Other Fees......................................  205,052

 APPROVAL OF THE AMENDED AND RESTATED INCENTIVE BONUS PLAN TO PRESERVE THE TAX
           DEDUCTIBILITY OF COMPENSATION PAID UNDER THE AMENDED PLAN

   In 1997, the stockholders of the Company approved a performance-based Incentive Bonus Plan (the "Plan") to preserve the federal income tax deductibility to the Company of certain compensation paid to key executives through 2002. In January 2002, the Compensation Committee of the Board of Directors amended the Plan (as amended and restated, the "Amended Plan"). The Amended Plan, which was adopted by the Board of Directors in January 2002, is effective as of January 1, 2002, subject to approval by the holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote thereon at the Annual Meeting.

   The Board of Directors believes that adoption of the Amended Plan is in the best interests of stockholders because it is designed to preserve the tax deductibility to the Company of executive compensation paid thereunder. Further, the Amended Plan continues to offer the benefit of having a portion of executive compensation directly linked to the Company's performance as measured using certain key factors. The Board of Directors recommends a vote FOR this proposal.

The Material Amendments Contained in the Amended Plan

   The amendments contained in the Amended Plan establish a maximum award of $1,500,000 payable for a Performance Period on an annualized basis to an individual participant effective January 1, 2002. The previous maximum award to a participant was $750,000 per year. This increase in the annualized maximum award would give the Compensation Committee more flexibility in future years in fashioning compensation arrangements that link pay to performance. The amendments also replace the twelve-month "Plan Year" with a more flexible

"Performance Period" covering any period up to thirty-six months as chosen by the Compensation Committee in its sole discretion. Although the Performance Measures remain identical in substance to the Performance Measures used in the Plan as originally adopted, the period during which they are measured has been revised to reflect the length of the Performance Period set by the Compensation Committee. Finally, the amendments also replace the time period measured as 90 days from the end of a calendar year for the Compensation Committee to establish the Performance Measures and a Target Award for each participant, and to adopt a payout table and amend such payout table, with the time period prescribed by Section 162(m) of the Internal Revenue Code (which currently is 90 days from the end of the Performance Period).

Description of the Amended Plan

   The Amended Plan is set forth in its entirety in Appendix A to this Proxy Statement and the following description is qualified in its entirety by reference to Appendix A.

Purpose

   The Amended Plan's primary purpose remains unchanged. The primary purpose is to preserve the federal income tax deductibility to the Company of certain compensation paid to key executives. In addition, although the Company's performance is always considered in setting such executives' compensation, as reflected in the Report of the Compensation Committee on Executive Compensation herein, the Amended Plan continues to link directly a portion of compensation to the Company's performance, as measured using certain key factors.

Eligibility to Receive Awards

   Eligibility for participation in the Amended Plan remains unchanged. Key executives of the Company and its affiliates who are likely to have a significant impact on the performance of the Company are eligible to participate in the Amended Plan only if approved by the Compensation Committee no later than by the deadline set by Section 162(m) of the Internal Revenue Code. For 2002, the participants in the Amended Plan will be the Chief Executive Officers. It is possible that in future years other executive officers of the Company may be added as participants.

Awards and Administration of the Amended Plan

   No later than by the deadline set by Section 162(m) of the Internal Revenue Code, the Compensation Committee establishes each participant's Target Award under the Amended Plan. Target Awards are expressed as a dollar amount payable for attainment of specified levels of performance as determined under certain Performance Measures and actual awards are based on the level of the Company's performance under the Performance Measures during a Performance Period.

   The same Performance Measures are used in the Amended Plan. They are Return on Average Assets, Return on Average Equity, Diluted Earnings Per Share, General and Administrative Expenses to Average Assets and Non-Performing Assets to Total Assets. The Compensation Committee will continue to use one or more such measures to set the performance standards that must be achieved in a Performance Period for an Amended Plan participant to earn the right to receive payment of an award. Using the performance standards thus established, the Compensation Committee will adopt, within the time required by Section 162(m) of the Internal Revenue Code, a payout table which includes the level of performance for which participants will receive their Target Awards, as well as the level of awards payable to participants for performance results that are greater than or less than the predetermined target levels. The Compensation Committee may modify prospectively the table from year to year provided that such modification within the time required by Section 162(m) of the Internal Revenue Code. In addition, as was the case with the original Plan, the Compensation Committee may prospectively amend or terminate the Amended Plan at any time for any reason. Before any award is paid, the Compensation Committee will certify the level of performance achieved and the resulting awards earned.

   No participant's annual award under the Amended Plan may exceed 150% of his or her Target Award, and in no event may any participant's award exceed $1,500,000 for any Performance Period on an annualized basis. The Compensation Committee retains discretion to reduce, but not increase, the award for any Amended Plan participant that would otherwise be payable in accordance with the Amended Plan.

   Awards under the Amended Plan generally will be payable in cash on or before the 20th day of the third month following the end of the Performance Period during which the award was earned.

Certain Tax Aspects

   Section 162(m) of the Internal Revenue Code limits the tax deductibility to the Company of compensation paid to the Company's two Chief Executive Officers and to each of the three other most highly compensated executive officers. The Company generally may deduct compensation paid to such an officer only to the extent that the compensation does not exceed $1 million during any fiscal year or is "performance-based" as defined in Section 162(m). Because compensation paid under the Amended Plan is intended to be performance-based under Section 162(m), adoption of the Amended Plan will preserve the tax deductibility of compensation paid under the Amended Plan to the Chief Executive Officers and any other executive officers participating in the Amended Plan. However, if the proposal is not approved by the stockholders, and the Compensation Committee implements alternative methods of paying bonuses in lieu of the Amended Plan, the future deductibility by the Company of any such bonuses may be limited by
Section 162(m) of the Internal Revenue Code.

                STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

   Stockholders' proposals intended to be presented at the Company's 2003 Annual Meeting must be received by the Company no later than November 12, 2002, in order to be eligible for consideration under the proxy rules established by the SEC for possible inclusion in the Company's proxy statement and form of proxy relating to the meeting. If a stockholder fails to submit a proposal by that date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement or provide for the proposal in the Company's form of proxy. If a stockholder intends to submit a proposal at the Company's 2003 Annual Meeting, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the stockholder should submit the proposal to the Company no later than January 26, 2003. If a stockholder fails to submit a proposal by that date, the proxy holders designated in the proxy card relating to that meeting will be allowed to use their discretionary voting authority if the proposal is raised at the meeting. Proposals should be addressed to the Company at 1901 Harrison Street, Oakland, California, 94612, Attention: Corporate Secretary.

                                 OTHER MATTERS

   Management of the Company knows of no business other than that mentioned above to be transacted at the Annual Meeting. If other matters properly come before the meeting, it is intended that shares represented by proxy will be voted in accordance with the judgment of the person voting the proxy, and the discretionary authority to do so is included in the proxy.

                                          GOLDEN WEST FINANCIAL CORPORATION
                                          Oakland, California

March 15, 2002

                                  Appendix A

                       GOLDEN WEST FINANCIAL CORPORATION
                             INCENTIVE BONUS PLAN

                          (EFFECTIVE JANUARY 1, 1997)

               (AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002)

SECTION 1.  ESTABLISHMENT AND PURPOSE

   1.1 Purpose. Golden West Financial Corporation (the "Company") hereby amends and restates the Golden West Financial Corporation Incentive Bonus Plan (the "Plan"). The Plan is designed to preserve the deductibility to the Company of certain compensation paid to executive officers of the Company. Further, the Plan is intended to offer the additional benefit of having a portion of executive compensation directly linked to the Company's performance.

   1.2 Effective Date. The Plan is amended and restated effective as of January 1, 2002, subject to the approval by an affirmative vote, at the 2002 Annual Meeting of Stockholders, or any adjournment thereof, of the holders of a majority of the outstanding shares of the common stock of the Company, present in person or by proxy and entitled to vote at such meeting.

SECTION 2.  DEFINITIONS

   2.1 Defined Terms. When used in the Plan, the following terms shall have the meanings specified below:

   2.1.1  "Board" means the Company's Board of Directors.

   2.1.2 "Committee" means the Compensation Committee of the Board of Directors of the Company, the members of which committee shall satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

   2.1.3 "Earnings Per Share" means the number derived by dividing net earnings after taxes available to common shareholders for the Performance Period by the weighted-average number of common shares outstanding (calculated using daily averages, based on actual days during the year) for the Performance Period.

   2.1.4 "General and Administrative Expenses to Average Assets" means the ratio derived by dividing non-interest expense (excluding FDIC insurance premiums and expenses related to mutual funds) for the Performance Period by average assets for the Performance Period. For the purposes of this definition, average assets is computed by adding the beginning balance and each month-end balance during the year and dividing by a number equal to the sum of (i) the number of months included in such Performance Period and (ii) one.

   2.1.5 "Maximum Award" means the maximum award pursuant to the Plan to any individual Participant for any one Performance Period, which shall be $1,500,000 on an annualized basis.

   2.1.6 "Non-Performing Assets to Total Assets" means the ratio derived by dividing the sum of real estate acquired through foreclosure plus loans 90 days or more past due by the total assets of the Company as of the end of the Performance Period.

   2.1.7 "Participant" means as to any Performance Period a key executive of the Company who is likely to have a significant impact on the performance of the Company. An employee must be approved as a Participant by the Committee.

   2.1.8 "Performance Measures" means one or more of the following selected by the Committee in its sole discretion: Return on Average Assets; Return on Average Equity; Earnings Per Share; General and Administrative Expenses to Average Assets; and Non-Performing Assets to Total Assets.

   2.1.9 "Performance Period" shall be, with respect to a Participant, any period not exceeding 36 months, as determined by the Committee in its sole discretion.

   2.1.10 "Return on Average Assets" means the percentage derived by dividing the Company's net earnings after taxes for the Performance Period by the average assets for the Performance Period. For the purposes of this definition, average assets is computed by adding the beginning balance and each month-end balance during the Performance Period and dividing by a number equal to the sum of (i) the number of months included in such Performance Period and (ii) one.

   2.1.11 "Return on Average Equity" means the percentage derived by dividing the Company's net earnings after taxes for the Performance Period by the average stockholders' common equity for the Performance Period. For the purposes of this definition average stockholders' common equity is calculated by adding the beginning balance and each month-end balance during the Performance Period and dividing by a number equal to the sum of (i) the number of months included in such Performance Period and (ii) one.

   2.1.12 "Target Award" means the target incentive opportunity for an individual, expressed as a dollar amount payable for the attainment of a target level of performance under the Performance Measures. The schedule of individual Target Awards shall be determined by the Committee in accordance with Section 3.1.

SECTION 3.  AWARDS AND COMMITTEE DETERMINATIONS

   3.1 Opportunity. The Committee shall approve participation in the Plan and establish the Performance Measures and Target Award for each Participant, based on his or her role and responsibilities no later than the time permitted by
Section 162(m) of the Code.

   3.2 Awards. Payment under the Plan will be based on a payout table adopted by the Committee (in its sole discretion) in writing no later than the time permitted by Section 162(m) of the Code. The Committee reserves the right (in its sole discretion) to modify the table from year to year, provided that such modification is done no later than the time permitted by Section 162(m) of the Code. The payout table will provide 100% of a Participant's Target Award if a certain level of performance, as determined using the Performance Measures, is achieved and greater or lesser awards for performance that exceeds or is less than, respectively, the level at which 100% of Target Awards are paid. No Participant's award under the Plan may exceed 1.5 times his or her Target Award, and in no event may a Participant's award under the Plan exceed the Maximum Award.

   3.3 Reduction Prior to Payment. The Committee, in its sole discretion, may reduce (but not increase) the award for any Participant below the award that would otherwise be payable in accordance with the Plan.

   3.4 Determination. The Committee shall determine and certify, in writing, the level of performance achieved and the respective percentage of Target Awards earned for the Performance Period prior to payment of awards.

SECTION 4.  PAYMENT OF AWARDS

   4.1 Right to Receive Payment. Any award that may become due under the Plan shall be made solely from the general assets of the Company, normally on or before the 20th day of the third month next following the end of the Performance Period during which the award was earned. Nothing in the Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

   4.1.1 Employment for Performance Period. If a Participant's employment with the Company continues for the entire Performance Period, the Participant shall be entitled to receive full payment of the award amount determined under
Section 3 for such Performance Period in accordance with the terms of the Plan.

   4.1.2 Resignation, Disability or Death. In the event of the death, disability or resignation of a Participant during a Performance Period, the Committee (in its sole discretion) will determine the amount of the partial award (if any) to be paid to such Participant for such Performance Period. Payments will be made in cash at the same time as other awards to Participants are made for the same Performance Period.

   4.1.3 Discharge. If during a Performance Period, a Participant's employment with the Company terminates by reason of discharge, then the Participant will not be eligible for and shall forfeit any award under the Plan for the Performance Period.

   4.2  Form of Payment.  Awards under the Plan will be made in cash.

   4.3 Beneficiaries. Each Participant may designate, in writing and on such form as the Company may prescribe, one or more beneficiaries to receive any amount that is payable after the individual's death. In the event of a Participant's death, any award that is payable to such Participant shall be paid to his or her beneficiary or, in the event that no beneficiary has been designated, to his or her estate.

SECTION 5.  ADMINISTRATION

   5.1  Committee.  The Plan shall be administered by the Committee.

   5.2 Rules and Interpretation. The Committee shall be vested with all discretion and authority as it deems necessary or appropriate to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all persons and shall be given the maximum deference permitted by law.

   5.3 Records. The records of the Committee with respect to the Plan shall be conclusive on all Participants and their beneficiaries and on all other persons.

   5.4 Tax Withholding. The Company shall withhold all applicable taxes required by law from any payment, including any federal, FICA, state and local taxes.

SECTION 6.  GENERAL PROVISIONS

   6.1 Nonassignability. Prior to the time of any payment under the Plan, a Participant shall have no right by way of anticipation or otherwise to assign or transfer any interest under the Plan.

   6.2 Employment Rights/Participation. The establishment and subsequent operation of the Plan, including eligibility as a Participant, shall not be construed as conferring any legal or other rights upon any Participant or any other individual for the continuation of his or her employment for any Performance Period or any other period. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period or other accounting period such exercise occurs, to discharge any individual and/or treat him or her without regard to the effect which such treatment might have upon him or her as a Participant in the Plan. Being a Participant in any one Performance Period does not confer any right to be named as a Participant for any succeeding Performance Period.

   6.3 No Individual Liability. No member of the Committee or the Board, or any officer of the Company, shall be liable for any determination, decision or action made in good faith with respect to the Plan or any award made under the Plan.

   6.4 Severability; Governing Law. If any particular provision of the Plan is found to be invalid or unenforceable, such provision shall not affect the other provisions of the Plan, but the Plan shall be construed in all respects as if such invalid provision had been omitted. The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of California.

   6.5 Affiliates of the Company. Requirements referring to employment with the Company or payment of awards can be performed through the Company or any affiliate of the Company, as determined by the Committee.

SECTION 7.  AMENDMENT AND TERMINATION

   The Committee may prospectively amend or terminate the Plan at any time and for any reason.

GOLDEN      Proxy                   PROXY SOLICITED BY BOARD OF DIRECTORS
WEST
FINANCIAL         The undersigned hereby appoints Russell W. Kettell, Michael Roster and
CORPORATION       Herbert M. Sandler, or any of them, each with power of substitution, as proxies of the undersigned to attend the Annual Meeting of Stockholders of
                  Golden West Financial Corporation (the "Company"), to be held on the fourth floor of the Company's headquarters located at 1901 Harrison
                  Street, Oakland, California on April 30, 2002, commencing at 11:00 a.m.
                  Pacific Time, and any adjournment or postponement thereof, and to vote the number of shares of Common Stock, $.10 par value, of the Company, which the undersigned would be entitled to vote if personally present on the following:

(1) ELECTION OF DIRECTORS:

  Nominees:               [_]FOR all          [_]WITHHOLD AUTHORITY         [_] FOR all nominees listed EXCEPT
    Louis J. Galen           nominees listed     for all nominees listed
    Antonia Hernandez                                                        ---------------------------------------------
    Bernard A. Osher                                                         To withhold authority to vote for any nominee,
                                                                             write that nominee's name on the line above.

(2) RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP to serve as the Company's independent auditors for the year ending December 31, 2002:
                    [_] FOR     [_] AGAINST     [_] ABSTAIN

(3) APPROVAL OF THE AMENDED AND RESTATED GOLDEN WEST FINANCIAL CORPORATION INCENTIVE BONUS PLAN:
                    [_] FOR     [_] AGAINST     [_] ABSTAIN

(4) In their discretion, upon all other matters as may properly be brought before the meeting or any adjournment or postponement thereof.

                                   (Continued and to be signed on reverse side)

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              (triangle up)  FOLD AND DETACH HERE  (triangle up)

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                       GOLDEN WEST FINANCIAL CORPORATION

    The Annual Meeting of Stockholders of Golden West Financial Corporation (the "Company") will be held on the fourth floor of the Company's headquarters located at 1901 Harrison Street, Oakland, California on Tuesday, April 30, 2002, commencing at 11:00 a.m. Pacific Time, for the following purposes:

     (1) To elect three members of the Board of Directors to hold office for three-year terms and until their successors are duly elected and qualified;

     (2)  To ratify the selection of independent auditors;

     (3) To approve the amended and restated Golden West Financial Corporation Incentive Bonus Plan; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The close of business on March 4, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment or postponement thereof. A list of such stockholders will be available at the time and place of the meeting and, during ten days prior to the meeting, at the office of the Secretary of Golden West Financial Corporation, 1901 Harrison Street, Oakland, California.

                                        By order of the Board of Directors

                                          /s/ MICHAEL ROSTER
                                        MICHAEL ROSTER
                                        Executive Vice President and Secretary

March 15, 2002

IMPORTANT: To assure your representation at the meeting, please detach, complete, date, sign and mail the attached Proxy promptly in the return envelope, which has been provided.

(Continued from other side)

   THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE THREE NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSALS 2 AND 3.

   Please date and sign below exactly as your name or names appear hereon. If more than one name appears, all should sign. Joint owners should each sign personally. Corporate proxies should be signed in full corporate name by an authorized officer and attested. Persons signing in a fiduciary capacity should indicate their full names in such capacity.

                                                     __________________________
                                                     (Signature of Stockholder)

                                                     __________________________
                                                     (Signature of Stockholder)

                                                     Dated ______, 2002

Stockholders are Urged to Complete, Sign and Return This Proxy Promptly in the
                              Enclosed Envelope.

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              (triangle up)  FOLD AND DETACH HERE  (triangle up)